[Pioneer logo]
Pioneer
Micro-Cap
Fund

----------------------
ANNUAL REPORT 11/30/98
----------------------

Table of Contents
--------------------------------------------------------------------------------

Letter from the Chairman                           1

Portfolio Summary                                  2

Performance Update                                 3

Portfolio Management Discussion                    5

Schedule of Investments                            8

Financial Statements                              13

Notes to Financial Statements                     18

Report of Independent Public Accountants          23

Trustees, Officers and Service Providers          24

The Pioneer Family of Mutual Funds                25

Programs and Services for Pioneer Shareowners     26

Retirement Plans from Pioneer                     28

Pioneer Micro-Cap Fund
--------------------------------------------------------------------------------
LETTER FROM THE CHAIRMAN 11/30/98
--------------------------------------------------------------------------------

Dear Shareowner,
--------------------------------------------------------------------------------

I am pleased to introduce this annual report for Pioneer Micro-Cap Fund, covering the 12 months ended November 30, 1998. On behalf of your investment team, I thank you for your interest and this opportunity to comment on today's investing environment.

In October, Todd Grady took on the Fund's day-to-day management, succeeding William "Pete" Taussig. Mr. Grady is a five-year member of Pioneer's small company investment team, and we are pleased to have him lead the Fund and are hopeful his efforts, and those of the other analysts and managers on the Fund's investment team, will bring shareowners meaningful rewards. I encourage you to read the Portfolio Management Discussion to share Mr. Grady's insights and strategies.

Looking beyond the Fund, the past 12 months were volatile around the globe. In the United States, we continued to see mixed performance. Large stocks, as gauged by the Dow Jones Industrial Average, reached an all-time high, while micro-cap stocks - like those owned by your Fund - struggled. In August, the whole equity market turned down when economic crises in Russia and Asia triggered panic worldwide. Since then, small stocks have rallied back, albeit in a jagged pattern of advances and declines.

We think it is important to point out that the current volatility in U.S. stocks is relatively normal compared to historical market movements. Short-term memory to the contrary, it is the extraordinary rise of large company stocks in recent years that is the aberration, no matter how enjoyable. As we move ahead, the entire portfolio team will be working hard to bring you solid performance, but you should be prepared for the inevitable ups and downs that are part of stock investing.

If you have any questions about the Fund, please contact your investment professional, or Pioneer at 1-800-225-6292.

Respectfully,

/s/ John F. Cogan, Jr.
John F. Cogan, Jr.
Chairman and President

Pioneer Micro-Cap Fund
--------------------------------------------------------------------------------
PORTFOLIO SUMMARY 11/30/98
--------------------------------------------------------------------------------

P o r t f o l i o   D i v e r s i f i c a t i o n
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[Pie Chart]

U.S. Common
Stocks 77%

Short-Term Cash
Equivalents 12%

International Common
Stocks 11%
[End Pie Chart]

S e c t o r   D i s t r i b u t i o n
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

[Pie Chart]

Technology 42%
Capital Goods 14%
Consumer Cyclicals 9%
Consumer Staples 6%
Healthcare 8%
Financial 7%
Energy 8%
Basic Materials 5%
Transportation 1%
[End Pie Chart]

1 0   L a r g e s t   H o l d i n g s
--------------------------------------------------------------------------------
(As a percentage of equity holdings)


 1. Verity, Inc.                         5.59%        6. ATMI, Inc.               3.28%
 2. DSP Communications, Inc.             4.97         7. Xionics Document         3.27
                                                         Technologies, Inc.
 3. Dura Products International, Inc.    4.24         8. Talisman Energy, Inc.    3.05
 4. Integrated Circuit Systems, Inc.     3.36         9. Long Beach Financial     2.98
                                                         Corp.
 5. Netrix Corp.                         3.30        10. Kronos, Inc.             2.53

Fund holdings will vary for other periods.

Pioneer Micro-Cap Fund
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 11/30/98                                       CLASS A SHARES
--------------------------------------------------------------------------------

S h a r e   P r i c e s   a n d   D i s t r i b u t i o n s
--------------------------------------------------------------------------------

Net Asset Value
per Share                   11/30/98       11/30/97
                            $13.85         $17.84

Distributions per Share     Income         Short-Term          Long-Term
(11/30/97 - 11/30/98)       Dividends      Capital Gains       Capital Gains
                                 -         $1.074                     -

I n v e s t m e n t   R e t u r n s
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment in Pioneer Micro-Cap Fund at public offering price, compared to the growth of the Merrill Lynch Micro-Cap Index.

---------------------------------------
Average Annual Total Returns
(As of November 30, 1998)

                                Public
               Net Asset       Offering
Period           Value          Price*
Life-of-Fund    -0.85%         -4.17%
(2/28/97)
1 Year          -17.17%        -21.94%
---------------------------------------

* Reflects deduction of the maximum
  5.75% sales charge at the beginning of
  the period and assumes reinvestment
  of distributions at net asset value.

[Mountain Chart]

Growth of $10,000

          Pioneer Micro-Cap Fund*    Merrill Lynch Micro-Cap Index
2/97              9,425                          10,000
                  8,957                           9,462
                  8,650                           9,074
5/97              9,874                           9,981
                  9,994                          10,518
                 10,685                          11,171
                 11,099                          11,620
                 11,935                          12,714
                 11,357                          12,251
11/97            11,206                          12,053
                 10,930                          11,965
                 10,642                          11,887
                 11,540                          12,616
                 12,130                          13,234
                 12,043                          13,488
5/98             11,051                          12,810
                 10,970                          12,534
                  9,684                          11,735
                  7,640                           9,282
                  8,055                           9,733
                  8,404                           9,966
11/98             9,282                          10,770

[End Mountain Chart]

The Merrill Lynch Micro-Cap Index measures the performance of 1,980 stocks ranging in market capitalization from $50 million to $125 million. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any sales charges, fees or expenses. You cannot invest directly in the Index.

Past performance does not guarantee future results. Returns and share prices fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Micro-Cap Fund
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 11/30/98                                       CLASS B SHARES
--------------------------------------------------------------------------------

S h a r e   P r i c e s   a n d   D i s t r i b u t i o n s
--------------------------------------------------------------------------------

 Net Asset Value
 per Share                  11/30/98       11/30/97
                            $ 13.69        $ 17.77

 Distributions per Share    Income         Short-Term          Long-Term
 (11/30/97 - 11/30/98)      Dividends      Capital Gains       Capital Gains
                                 -         $  1.074                  -

I n v e s t m e n t   R e t u r n s
--------------------------------------------------------------------------------
 The mountain chart on the right shows the growth of a $10,000 investment in Pioneer Micro-Cap Fund compared to the growth of the Merrill Lynch Micro-Cap Index.

---------------------------------------
Average Annual Total Returns
(As of November 30, 1998)

                  If          If
Period           Held      Redeemed*
Life-of-Fund    -1.49%       -3.62%
(2/28/97)

1 Year          -17.78       -20.86
---------------------------------------

* Reflects deduction of the maximum applicable contingent deferred sales charge
(CDSC) at the end of the period and assumes reinvestment of distributions. The maximum CDSC of 4% declines over six years.

[Mountain Chart]

Growth of $10,000

          Pioneer Micro-Cap Fund*    Merrill Lynch Micro-Cap Index
2/97             10,000                          10,000
                  9,507                           9,462
                  9,173                           9,074
5/97             10,473                           9,981
                 10,593                          10,518
                 11,320                          11,171
                 11,753                          11,620
                 12,633                          12,714
                 12,007                          12,251
11/97            11,847                          12,053
                 11,540                          11,965
                 11,227                          11,887
                 12,173                          12,616
                 12,778                          13,234
                 12,679                          13,488
5/98             11,633                          12,810
                 11,540                          12,534
                 10,181                          11,735
                  8,025                           9,282
                  8,459                           9,733
                  8,822                           9,966
11/98             9,375                          10,770

[End Mountain Chart]

The Merrill Lynch Micro-Cap Index measures the performance of 1,980 stocks ranging in market capitalization from $50 million to $125 million. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any sales charges, fees or expenses. You cannot invest directly in the Index.

Past performance does not guarantee future results. Returns and share prices fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Micro-Cap Fund
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 11/30/98
--------------------------------------------------------------------------------

On October 23, 1998 Todd Grady assumed responsibility for the day-to-day management of Pioneer Micro-Cap Fund. The following discussion details the investment environment for the past year and the strategies Mr. Grady expects to employ going forward. Mr. Grady has been an investment professional for over eight years, five as an analyst and manager at Pioneer.

Q:  How did the Fund perform?

A: It was a rough period for smaller stocks and an especially difficult period for micro-caps. The Merrill Lynch Micro-Cap Index, an unmanaged measure of micro-cap stocks, posted a -10.64% return for the fiscal year. Smaller stocks suffered when economic troubles in emerging markets spread, even though many small companies didn't have direct exposures to these economies. Investors turned to "safe havens," mostly large-company stocks and U.S. Treasury bonds. To sum it up, in 1998 the stock market was driven by liquidity, so that smaller, less liquid stocks - even those with strong fundamentals - did not perform as well as the large, liquid names.

    The Fund's Class A Shares, in keeping with its emphasis on very small issuers and a value-oriented strategy, concluded its annual period with a -17.17% total return, at net asset value. However, the news for the Fund may be brightening. In fact, over the past three months, the Fund outperformed the Merrill Lynch Micro-Cap Index by over five percentage points.

Q:  What specific sectors or stocks affected Fund performance?

A: Disappointments were not limited to any one industry or sector. The sharp drop in oil prices throughout the year hurt energy-related stocks such as Abacan Resources and Eagle Geophysical. Many technology-related companies suffered because of their exposure to Asian economies. Examples include Xionics Document Technologies, a developer of software for printers and scanners, and Omega Research, a provider of investment analysis software.

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 11/30/98                            (continued)
--------------------------------------------------------------------------------

    Biotechnology holdings were also hit hard during the year. Aronex Pharmaceuticals, Immulogic Pharmaceutical and Texas Biotechnology each dropped more than 30% over the period.

    On a positive note, many sizable positions performed well. One example of the tremendous potential of micro-caps is Verity, a producer of database software. Initially profitable, the company encountered business difficulties, specifically around its pricing policies. This drove down profits and its stock price. Management brought in an outside team to review and correct these and other fundamental problems. Following their review, the company installed a new tracking system and a better pricing policy. It also improved products and identified new sales opportunities, all of which led to an improvement in profits. These positive developments were reflected in the company's stock price, which more than doubled over the past six months.

Q:  What is important to the team as you pick stocks for the Fund?

A: First of all, the Fund is value oriented. This means we focus on stocks that are out of favor and selling at relatively low prices - even though they have strong market share and quality management. It is not enough for a stock to be cheap - we want to know why it's cheap. We typically get our answer by focusing on a company's underlying business. Does it have a legitimate franchise and competitive position? If the answer is yes, we are interested. We pay particular attention to companies we think can return to success after hitting a bump in the road.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

    One change we are making is with respect to the Fund's investment mix. We intend to broaden the portfolio to gradually reduce its exposure to the technology sector, currently 42% of equity assets, so performance of one group is less likely to have such a profound effect on Fund performance. Other sectors presently attracting our attention include retail, financial and consumer cyclicals.

Q:  What is your outlook for the Fund over the next six months?

A: We remain optimistic about the prospects for micro-cap stocks, despite the turbulent times of the past year. We think that the current disparity between small-cap and large-cap market performance will eventually narrow and begin to return to more normal levels. And while there is concern regarding the ability of large companies to meet earnings expectations, overall, smaller companies' earnings-growth patterns remain strong. In plain English, this means we think investors will tire of paying a premium for large familiar companies and will redirect their attention and money to small stocks. If this occurs, there should be nice gains for patient investors.

    While it's impossible to know when a change will occur, we feel it's important to stay with our value-based investment discipline and to exercise the kind of patience required in a volatile and uncertain market. We would like to thank all of the Fund's shareowners for their support in a difficult year. Our expectations are high for 1999, and we remain committed to helping you achieve your goals.

Pioneer Micro-Cap Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 11/30/98
--------------------------------------------------------------------------------

Shares                                                               Value
               COMMON STOCKS - 87.6%
               Basic Materials - 4.0%
               Agricultural Products - 0.7%
   37,500      Alico, Inc.                                     $   637,500
                                                               -----------
               Chemicals (Specialty) - 2.2%
  200,000      Brunswick Technologies, Inc.*                   $ 1,100,000
  200,000      Triple S Plastics, Inc.*+                         1,068,750
                                                               -----------
                                                               $ 2,168,750
                                                               -----------
               Metals & Mining - 0.3%
  300,000      Geomaque Explorations Ltd.*                     $   305,018
                                                               -----------
               Paper & Forest Products - 0.8%
   40,000      Deltic Timber Corp.                             $   800,000
                                                               -----------
               Total Basic Materials                           $ 3,911,268
                                                               -----------
               Capital Goods - 12.0%
               Machinery (Diversified) - 3.7%
2,258,765      Dura Products International, Inc.*+             $ 3,630,026
                                                               -----------
               Manufacturing (Diversified) - 0.7%
   35,000      Vallen Corp.*                                   $   686,875
                                                               -----------
               Manufacturing (Specialized) - 1.9%
  567,000      Ocal Inc.*+                                     $ 1,842,750
                                                               -----------
               Metal Fabricators - 3.8%
  100,000      IMCO Recycling, Inc.                            $ 1,493,750
  160,000      N N Ball & Roller, Inc.                           1,000,000
  205,485      Riviera Tool Co.*+                                1,220,067
                                                               -----------
                                                               $ 3,713,817
                                                               -----------
               Waste Management - 1.9%
   90,312      Tetra Tech, Inc.*                               $ 1,896,552
                                                               -----------
               Total Capital Goods                             $11,770,020
                                                               -----------
               Consumer Cyclicals - 7.8%
               Footwear - 1.3%
  102,800      R. G. Barry Corp.*                              $ 1,220,750
                                                               -----------
               Household Furniture & Appliances - 0.7%
   25,000      ITI Technologies, Inc.*                         $   664,062
                                                               -----------

8 The accompanying notes are an integral part of these financial statements.

Pioneer Micro-Cap Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Shares                                                               Value
               Household Products (Non-durables) - 3.9%
   53,000      Jan Bell Marketing, Inc.*                       $   245,125
  120,000      Koala Corp.*                                      1,920,000
   40,000      National Presto Industries, Inc.                  1,652,500
                                                               -----------
                                                               $ 3,817,625
                                                               -----------
               Leisure Time (Products) - 0.1%
   13,000      Equity Marketing, Inc.*                         $   127,500
                                                               -----------
               Retail (Specialty) - 1.2%
  100,000      West Marine, Inc.*                              $ 1,137,500
                                                               -----------
               Textiles (Home Furnishings) - 0.6%
  168,500      EKCO Group, Inc.*                               $   621,344
                                                               -----------
               Total Consumer Cyclicals                        $ 7,588,781
                                                               -----------
               Consumer Staples - 6.3%
               Foods - 0.2%
   15,000      Sanderson Farms, Inc.                           $   240,000
                                                               -----------
               Restaurants - 1.8%
  260,500      Taco Cabana, Inc.*                              $ 1,807,219
                                                               -----------
               Services (Commercial & Consumer) - 1.3%
  174,700      PIA Merchandising Services, Inc.*               $   502,263
   51,500      Right Management Consultants, Inc.*                 733,875
                                                               -----------
                                                               $ 1,236,138
                                                               -----------
               Services (Employment) - 1.0%
  280,000      Transmedia Network Inc.*                        $   997,500
                                                               -----------
               Services (Facilities & Environment) - 2.0%
  160,000      FirstService Corp.*                             $ 1,920,000
                                                               -----------
               Total Consumer Staples                          $ 6,200,857
                                                               -----------
               Energy - 6.9%
               Oil & Gas (Drilling & Equipment) - 1.1%
   24,500      Dawson Geophysical Co.*                         $   223,563
  160,000      Eagle Geophysical, Inc.*                            880,000
                                                               -----------
                                                               $ 1,103,563
                                                               -----------

The accompanying notes are an integral part of these financial statements.    9

Pioneer Micro-Cap Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 11/30/98                                  (continued)
--------------------------------------------------------------------------------

Shares                                                               Value

               Oil & Gas (Exploration/Production) - 5.8%
4,700,000      Abacan Resources*                               $ 1,468,750
   25,760      CMS Energy Corp.                                  1,255,800
   17,500      St. Mary Land & Exploration                         332,500
  150,000      Talisman Energy, Inc.*                            2,615,625
                                                               -----------
                                                               $ 5,672,675
                                                               -----------
               Total Energy                                    $ 6,776,238
                                                               -----------
               Financial - 5.8%
               Consumer Finance - 4.6%
   90,000      Litchfield Financial Corp.                      $ 1,608,750
  320,000      Long Beach Financial Corp.*                       2,550,000
   75,000      United PanAm Financial Corp.*                       375,000
                                                               -----------
                                                               $ 4,533,750
                                                               -----------
               Financial (Diversified) - 1.1%
   52,000      LaSalle Hotel Properties                        $   698,750
   21,100      Prime Group Realty Trust                            316,500
                                                               -----------
                                                               $ 1,015,250
                                                               -----------
               Insurance (Property/Casualty) - 0.1%
   11,600      Gainsco, Inc.                                   $    76,850
                                                               -----------
               Total Financial                                 $ 5,625,850
                                                               -----------
               Healthcare - 6.6%
               Biotechnology - 2.8%
  365,000      Aronex Pharmaceuticals, Inc.*                   $ 1,095,000
  142,500      Immulogic Pharmaceutical Corp.*                     222,656
  375,000      Texas Biotechnology Corp.*                        1,429,687
                                                               -----------
                                                               $ 2,747,343
                                                               -----------
               Healthcare (Medical Products/Supplies) - 2.7%
  140,000      ArQule, Inc.*                                   $   840,000
  365,000      General Surgical Innovations*                     1,095,000
   22,500      Premier Laser Systems, Inc.*                         64,688
   50,000      Young Innovations, Inc.*                            687,500
                                                               -----------
                                                               $ 2,687,188
                                                               -----------
               Healthcare (Specialized Services) - 1.1%
   60,000      National Dentex Corp.*                          $ 1,027,500
                                                               -----------
               Total Healthcare                                $ 6,462,031
                                                               -----------

10 The accompanying notes are an integral part of these financial statements.

Pioneer Micro-Cap Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Shares                                                               Value
               Technology - 37.0%
               Communications Equipment - 2.4%
  237,500      Centigram Communications Corp.*                $ 1,810,937
   70,000      Davox Corp.*                                       498,750
                                                              -----------
                                                              $ 2,309,687
                                                              -----------
               Computers (Peripherals) - 2.4%
  120,000      Nashua Corp.*                                  $ 2,002,500
   88,500      QMS, Inc.*                                         365,063
                                                              -----------
                                                              $ 2,367,563
                                                              -----------
               Computers (Software & Services) - 13.5%
   43,500      Ardent Software, Inc.*                         $   772,125
   50,000      Kronos, Inc.*                                    2,162,500
   33,600      The Learning Company, Inc.*                        976,500
  242,100      Mortice Kern Systems, Inc.*                      1,103,703
  170,000      Puma Technology, Inc.*                             595,000
  277,500      Verity, Inc.*                                    4,786,875
  700,000      Xionics Document Technologies, Inc.*+            2,800,000
                                                              -----------
                                                              $13,196,703
                                                              -----------
               Electronics (Component Distributors) - 4.9%
   51,500      Del Global Technologies Corp.*                 $   515,000
  285,000      DSP Communications, Inc.*                        4,257,188
                                                              -----------
                                                              $ 4,772,188
                                                              -----------
               Electronics (Semiconductor) - 3.7%
  200,000      Integrated Circuit Systems, Inc.*              $ 2,875,000
   82,600      Parlex Corp.*                                      774,375
                                                              -----------
                                                              $ 3,649,375
                                                              -----------
               Equipment (Semiconductor) - 7.0%
   33,000      Align-Rite International, Inc.*                $   398,062
  147,000      ATMI, Inc.*                                      2,811,375
  130,000      Helix Technology Corp.                           1,592,500
   83,500      PRI Automation, Inc.*                            2,004,000
                                                              -----------
                                                              $ 6,805,937
                                                              -----------
               Services (Computer Systems) - 3.1%
1,130,000      Netrix Corp.*+                                 $ 2,825,000
   87,500      Omega Research, Inc.*                              185,937
                                                              -----------
                                                              $ 3,010,937
                                                              -----------
               Total Technology                               $36,112,390
                                                              -----------

The accompanying notes are an integral part of these financial statements.   11

Pioneer Micro-Cap Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 11/30/98                                  (continued)
--------------------------------------------------------------------------------

Shares                                                                           Value
               Transportation - 1.2%
               Air Freight - 1.2%
   285,000     First Aviation Services, Inc.*                              $ 1,193,437
                                                                           -----------
               Total Transportation                                        $ 1,193,437
                                                                           -----------
               TOTAL COMMON STOCKS
               (Cost $95,123,091)                                          $85,640,872
                                                                           -----------
Principal
Amount
               TEMPORARY CASH INVESTMENTS - 12.4%
               Commercial Paper - 12.4%
$3,457,000     Chevron Corp., 5.33%, 12/4/98                               $ 3,457,000
 2,700,000     Ford Motor Credit Co., 4.9%, 12/2/98                          2,700,000
 2,286,000     Prudential Finance Corp., 4.95%, 12/3/98                      2,286,000
 3,698,000     Travelers/AETNA Property Casualty Corp., 4.83%, 12/1/98       3,698,000
                                                                           -----------
               TOTAL TEMPORARY CASH INVESTMENTS
               (Cost $12,141,000)                                          $12,141,000
                                                                           -----------
               TOTAL INVESTMENT IN SECURITIES - 100%
               (Cost $107,264,091)(a)(b)                                   $97,781,872
                                                                           ===========

  * Non-income producing security.
  + Investment held by the Fund representing 5% or more of the outstanding voting stock of such company.
(a) At November 30, 1998, the net unrealized loss on investments based on cost for federal income tax purposes of $108,378,949 was as follows:


    Aggregate gross unrealized gain for all investments in which
      there is an excess of value over tax cost                     $ 13,311,953
    Aggregate gross unrealized loss for all investments in which
      there is an excess of tax cost over value                      (23,909,030)
                                                                    ------------
    Net unrealized loss                                             $(10,597,077)
                                                                    ============

(b) At November 30, 1998, the Fund had a capital loss carryforward of $6,126,718 which will expire by 2006 if not used.

Purchases and sales of securities (excluding temporary cash investments) for the year ended November 30, 1998, aggregated $90,693,360 and $101,507,763, respectively.

12 The accompanying notes are an integral part of these financial statements.

Pioneer Micro-Cap Fund
--------------------------------------------------------------------------------
BALANCE SHEET 11/30/98
--------------------------------------------------------------------------------

ASSETS:

  Investment in securities, at value (including temporary cash
    investments of $12,141,000)(cost $107,264,091)                $ 97,781,872
  Cash                                                                     580
  Receivables -
   Fund shares sold                                                    387,924
   Dividends and interest                                                9,423
  Organizational costs - net                                            17,217
  Other                                                                  3,813
                                                                  ------------
     Total assets                                                 $ 98,200,829
                                                                  ------------
LIABILITIES:
  Payables -
   Investment securities purchased                                $  3,560,786
   Fund shares repurchased                                             559,830
  Due to affiliates                                                    224,901
  Accrued expenses                                                      75,506
                                                                  ------------
     Total liabilities                                            $  4,421,023
                                                                  ------------
NET ASSETS:
  Paid-in capital                                                 $113,345,803
  Accumulated net realized loss on investments                     (10,083,778)
  Net unrealized loss on investments                                (9,482,219)
                                                                  ------------
     Total net assets                                             $ 93,779,806
                                                                  ============
NET ASSET VALUE PER SHARE:
(Unlimited number of shares authorized)
  Class A (based on $36,528,178/2,637,198 shares)                 $      13.85
                                                                  ============
  Class B (based on $57,251,628/4,181,748 shares)                 $      13.69
                                                                  ============
MAXIMUM OFFERING PRICE:
  Class A                                                         $      14.69
                                                                  ============

The accompanying notes are an integral part of these financial statements.   13

Pioneer Micro-Cap Fund
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

For the Year Ended 11/30/98

INVESTMENT INCOME:
  Dividends                                                   $  863,005
  Interest                                                       347,129
                                                              ----------
    Total investment income                                                   $  1,210,134
                                                                              ------------
EXPENSES:
  Management fees                                             $1,313,202
  Transfer agent fees
   Class A                                                       134,823
   Class B                                                       152,920
  Distribution fees
   Class A                                                       123,805
   Class B                                                       698,603
  Accounting                                                      34,351
  Custodian fees                                                  42,802
  Registration fees                                               65,560
  Professional fees                                               47,669
  Printing                                                        22,372
  Organization costs                                              16,008
  Fees and expenses of nonaffiliated trustees                     18,314
  Miscellaneous                                                   12,464
                                                              ----------
    Total expenses                                                            $  2,682,893
    Less management fees waived by Pioneer
      Investment Management, Inc.                                                   (5,532)
    Less fees paid indirectly                                                      (11,585)
                                                                              ------------
    Net expenses                                                              $  2,665,776
                                                                              ------------
     Net investment loss                                                      $ (1,455,642)
                                                                              ------------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
  Net realized loss on investments (including net realized
    loss of $16,326 from affiliated companies)                                $(10,063,557)
  Change in net unrealized gain on investments                                 (12,712,316)
                                                                              ------------
   Net loss on investments                                                    $(22,775,873)
                                                                              ------------
   Net decrease in net assets resulting from operations                       $(24,231,515)
                                                                              ============

14 The accompanying notes are an integral part of these financial statements.

Pioneer Micro-Cap Fund
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

For the Year Ended 11/30/98 and the Period from 2/28/97
(Commencement of Operations) to 11/30/97

                                                               Year               Period
                                                               Ended              Ended
                                                              11/30/98           11/30/97
FROM OPERATIONS:
  Net investment loss                                       $ (1,455,642)       $   (514,454)
  Net realized gain (loss) on investments                    (10,063,557)          7,941,761
  Change in net unrealized gain on investments               (12,712,316)          3,230,097
                                                            ------------        ------------
   Net increase (decrease) in net assets resulting from
      operations                                            $(24,231,515)       $ 10,657,404
                                                            ------------        ------------
DISTRIBUTIONS TO SHAREHOLDERS:
  Net realized gain:
   Class A ($1.07 and $0.00 per share, respectively)        $ (3,170,761)       $          -
   Class B ($1.07 and $0.00 per share, respectively)          (4,352,791)                  -
                                                            ------------        ------------
    Total distributions to shareholders                     $ (7,523,552)       $          -
                                                            ------------        ------------
FROM FUND SHARE TRANSACTIONS:
  Net proceeds from sale of shares                          $ 30,957,122        $117,365,612
  Reinvestment of distributions                                6,150,072                   -
  Cost of shares repurchased                                 (34,367,830)         (5,327,507)
                                                            ------------       -------------
   Net increase in net assets resulting from fund share
     transactions                                           $  2,739,364        $112,038,105
                                                            ------------        ------------
   Net increase (decrease) in net assets                    $(29,015,703)       $122,695,509

NET ASSETS:
  Beginning of period                                        122,795,509             100,000
                                                            ------------        ------------
  End of period (including accumulated undistributed net
    investment income of $0 and $0, respectively)           $ 93,779,806        $122,795,509
                                                            ============        ============

CLASS A                              '98 Shares     '98 Amount       '97 Shares    '97 Amount
Shares sold                             767,876     $12,406,032      3,093,613     $50,077,252
Reinvestment of distributions           176,116       2,828,423             -               -
Less shares repurchased              (1,211,206)    (17,264,814)      (192,534)     (3,283,449)
                                     ----------     -----------      ---------     -----------
  Net increase (decrease)              (267,214)    $(2,030,359)     2,901,079     $46,793,803
                                     ==========     ===========      =========     ===========
CLASS B
Shares sold                           1,146,851     $18,551,090      4,105,789     $67,288,360
Reinvestment of distributions           207,863       3,321,649             -               -
Less shares repurchased              (1,167,093)    (17,103,016)      (114,995)     (2,044,058)
                                     ----------     -----------      ---------     -----------
  Net increase                          187,621     $ 4,769,723      3,990,794     $65,244,302
                                     ==========     ===========      =========     ===========

The accompanying notes are an integral part of these financial statements.   15

Pioneer Micro-Cap Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 11/30/98
--------------------------------------------------------------------------------

                                                                  Year            2/28/97
                                                                  Ended              to
                                                                11/30/98         11/30/97(a)
CLASS A
Net asset value, beginning of period                             $ 17.84             $ 15.00
                                                                 -------             -------
Increase (decrease) from investment operations:
 Net investment loss                                             $ (0.15)            $ (0.07)
 Net realized and unrealized gain (loss) on investments            (2.77)               2.91
                                                                 -------             -------
  Net increase (decrease) from investment operations             $ (2.92)            $  2.84
Distributions to shareholders:
 Net realized gain                                                 (1.07)                  -
                                                                 -------             -------
Net increase (decrease) in net asset value                       $ (3.99)            $  2.84
                                                                 -------             -------
Net asset value, end of period                                   $ 13.85             $ 17.84
                                                                 =======             =======
Total return*                                                     (17.17)%             18.93%
Ratio of net expenses to average net assets                         1.85%+              1.76%**+
Ratio of net investment loss to average net assets                 (0.83)%+            (0.60)%**+
Portfolio turnover rate                                               81%                 55%**
Net assets, end of period (in thousands)                         $36,528             $51,825
Ratios assuming no waiver of management fees and assumption
  of expenses by PIM and no reduction for fees paid
  indirectly:
 Net expenses                                                       1.85%               2.12%**
 Net investment loss                                               (0.83)%             (0.96)%**
Ratios assuming waiver of management fees and assumption of
  expenses by PIM and reduction for fees paid indirectly:
 Net expenses                                                       1.84%               1.70%**
 Net investment loss                                               (0.82)%             (0.54)%**

(a) The per share data presented above is based upon the average shares outstanding for the period presented.
  * Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
 ** Annualized.
  + Ratio assuming no reduction for fees paid indirectly.

16 The accompanying notes are an integral part of these financial statements.

Pioneer Micro-Cap Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 11/30/98
--------------------------------------------------------------------------------

                                                                         Year            2/28/97
                                                                        Ended              to
                                                                       11/30/98        11/30/97(a)
CLASS B
Net asset value, beginning of period                                   $ 17.77          $ 15.00
                                                                       -------          -------
Increase (decrease) from investment operations:
 Net investment loss                                                   $ (0.25)         $ (0.16)
 Net realized and unrealized gain (loss) on investments                  (2.76)            2.93
                                                                       -------          -------
  Net increase (decrease) from investment operations                   $ (3.01)         $  2.77
Distributions to shareholders:
 Net realized gain                                                       (1.07)               -
                                                                       -------          -------
Net increase (decrease) in net asset value                             $ (4.08)         $  2.77
                                                                       -------          -------
Net asset value, end of period                                         $ 13.69          $ 17.77
                                                                       =======          =======
Total return*                                                           (17.78)%          18.47%
Ratio of net expenses to average net assets                               2.55%+           2.48%**+
Ratio of net investment loss to average net assets                       (1.53)%+         (1.32)%**+
Portfolio turnover rate                                                     81%              55%**
Net assets, end of period (in thousands)                               $57,252          $70,971
Ratios assuming no waiver of management fees and
  assumption of expenses by PIM and no reduction for
  fees paid indirectly:
 Net expenses                                                             2.55%            2.81%**
 Net investment loss                                                     (1.53)%          (1.65)%**
Ratios assuming waiver of management fees and assumption
  of expenses by PIM and reduction for fees paid indirectly:
 Net expenses                                                             2.54%            2.42%**
 Net investment loss                                                     (1.52)%          (1.26)%**

(a) The per share data presented above is based upon the average shares outstanding for the period presented.
  * Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
 ** Annualized.
  + Ratio assuming no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.   17

Pioneer Micro-Cap Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 11/30/98
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

Pioneer Micro-Cap Fund (the Fund) is a Delaware business trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek long-term growth of capital.

The Fund offers two classes of shares - Class A and Class B shares. Shares of Class A and Class B each represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that each class of shares can bear different transfer agent and distribution fees and have exclusive voting rights with respect to the distribution plans that have been adopted by Class A and Class B shareholders, respectively.

The Fund's financial statements have been prepared in conformity with generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry:

A. Security Valuation

   Security transactions are recorded on trade date. The net asset value is computed once daily, on each day the New York Stock Exchange is open, as of the close of regular trading on the exchange. In computing the net asset value, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Temporary cash investments are valued at amortized cost.

   Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes. It is the Fund's practice to first select for sale those securities

Pioneer Micro-Cap Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   that have the highest cost and also qualify for long-term capital gain or loss treatment for tax purposes.

B. Federal Income Taxes

   It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

   The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

   The Fund has reclassified $16,151 and $1,439,491 from accumulated net realized loss on investments and paid-in capital, respectively, to accumulated net investment loss. The reclassification has no impact on the net asset value of the Fund and is designed to present the Fund's capital accounts on a tax basis.

C. Fund Shares

   The Fund records sales and repurchases of its shares on trade date. Net losses, if any, as a result of cancellations are absorbed by PFD, the principal underwriter for the Fund and an indirect subsidiary of The Pioneer Group, Inc. (PGI). PFD earned $54,979 in underwriting commissions on the sale of fund shares during the year ended November 30, 1998.

D. Class Allocations

   Distribution fees are calculated based on the average daily net asset value attributable to Class A and Class B shares of the Fund, respectively. Shareholders of each class share all expenses and fees paid to the transfer agent, Pioneering Services Corporation (PSC), for their services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expense (see Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

Pioneer Micro-Cap Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 11/30/98                            (continued)
--------------------------------------------------------------------------------

   Distributions to shareholders are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A and Class B shares can bear different transfer agent and distribution fees.

E. Repurchase Agreements

   With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian, or subcustodians. The Fund's investment adviser, Pioneer Investment Management, Inc. (PIM) (formerly Pioneering Management Corporation), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

F. Deferred Organization Costs

   The costs incurred by the Fund in connection with its organization have been deferred and are amortized on a straight-line basis over a period of up to five years. If PIM redeems any of its initial investment prior to the end of the amortization period, the redemption proceeds will be decreased by the pro rata share of the unamortized expenses as of the date of redemption. The pro rata share is derived by dividing the number of original shares redeemed by the total number of original shares outstanding at the time of redemption.

2. Management Agreement

PIM manages the Fund's portfolio and is a wholly owned subsidiary of PGI. Management fees are calculated daily at the annual rate of 1.10% of the Fund's average daily net assets.

Until March 31, 1998, PIM agreed not to impose a portion of its management fee and to assume other operating expenses of the Fund to the extent necessary to limit Class A expenses to 1.75% of the average daily net assets attributable to Class A shares; the portion of the Fund-wide expenses attributable to Class B shares was reduced only to the extent that such expenses were reduced for Class A shares.

Pioneer Micro-Cap Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. At November 30, 1998, $114,013 was payable to PIM related to management fees, administrative and certain other services.

3. Transfer Agent

PSC, a wholly owned subsidiary of PGI, provides substantially all transfer agent and shareholder services to the Fund at negotiated rates. Included in due to affiliates is $54,789 in transfer agent fees payable to PSC at November 30, 1998.

4. Distribution Plans

The Fund adopted a Plan of Distribution for each class of shares (Class A Plan and Class B Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the Fund's average daily net assets in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Pursuant to the Class B Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to Class B shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B shares. Included in due to affiliates is $56,099 in distribution fees payable to PFD at November 30, 1998.

In addition, redemptions of each Class of shares may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within one year of purchase. Class B shares that are redeemed within six years of purchase are subject to a CDSC at declining rates beginning at 4.0% based on the lower of cost or market value of shares being redeemed. Proceeds from the CDSC are paid to PFD. For the year ended November 30, 1998, CDSCs in the amount of $305,039 were paid to PFD.

5. Expense Offsets

The Fund has entered into certain directed brokerage and expense offset arrangements resulting in a reduction in the Fund's total expenses. For the year ended November 30, 1998, the Fund's expenses were reduced by $11,585 under such arrangements.

Pioneer Micro-Cap Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 11/30/98                            (continued)
--------------------------------------------------------------------------------

6. Line of Credit Facility

Effective April 14, 1998, the Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), collectively participate in a $50 million committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of $50 million or the limits set by its prospectus for borrowings. Interest on collective borrowings of up to $25 million is payable at the Federal Funds Rate plus 3/8% on an annualized basis, or at the Federal Funds Rate plus 1/2% if the borrowing exceeds $25 million at any one time. The Funds pay an annual commitment fee for this facility. The commitment fee is allocated among such Funds based on their respective borrowing limits. For the period ended November 30, 1998, there were no borrowings under this agreement.

7. Affiliated Companies

The Fund primarily invests in smaller capitalized company securities that tend to be more sensitive to changes in earnings expectations and have lower trading volumes than mid to large capitalized company securities, and as a result, they may experience more abrupt and erratic price movements. The Fund's investment in these smaller capitalized companies may exceed 5% of the outstanding voting stock. Such companies are deemed affiliates of the Fund for financial reporting purposes. The following summarizes transactions with affiliates of the Fund as of November 30, 1998:


                                                               Dividend
Affiliates                              Purchases    Sales     Income      Value
-----------------------------------------------------------------------------------
  Dura Products International, Inc.    $  822,941    $    -    $    -    $3,630,026
  Netrix Corp.                          2,209,338         -         -     2,825,000
  Ocal Inc.                                     -    21,562         -     1,842,750
  Riviera Tool Co.                         61,905    91,223    32,614     1,220,067
  Triple S Plastics, Inc.                 146,163         -         -     1,068,750
  Xionics Document Technologies, Inc.   2,803,284         -         -     2,800,000
-----------------------------------------------------------------------------------

Pioneer Micro-Cap Fund
-------------------------------------------------------------------------------
REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
-------------------------------------------------------------------------------

To the Shareowners and the Board of Trustees of Pioneer Micro-Cap Fund:

We have audited the accompanying balance sheet, including the schedule of investments, of Pioneer Micro-Cap Fund as of November 30, 1998, and the related statement of operations, the statements of changes in net assets, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 1998, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Micro-Cap Fund as of November 30, 1998, the results of its operations, the changes in its net assets, and the financial highlights for the periods presented, in conformity with generally accepted accounting principles.

ARTHUR ANDERSEN LLP

Boston, Massachusetts
January 8, 1999

Pioneer Micro-Cap Fund
-------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
-------------------------------------------------------------------------------

Trustees                            Officers
John F. Cogan, Jr.                  John F. Cogan, Jr., Chairman and
Mary K. Bush                         President
Richard H. Egdahl, M.D.             David D. Tripple, Executive Vice President
Margaret B.W. Graham                John A. Boynton, Treasurer
John W. Kendrick                    Joseph P. Barri, Secretary
Marguerite A. Piret
David D. Tripple
Stephen K. West
John Winthrop


Investment Adviser
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Independent Public Accountants
Arthur Andersen LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Hale and Dorr LLP

Shareowner Services and Transfer Agent
Pioneering Services Corporation

-------------------------------------------------------------------------------
THE PIONEER FAMILY OF MUTUAL FUNDS
-------------------------------------------------------------------------------

For information about any Pioneer mutual fund, please contact your investment representative, or call Pioneer at 1-800-225-6292. Ask for a free fund information kit, which includes a fund prospectus. Please read the prospectus carefully before you invest or send money.

Growth Funds                          Income Funds
United States                         Taxable
Pioneer Capital Growth Fund           Pioneer America Income Trust
Pioneer Growth Shares                 Pioneer Bond Fund
Pioneer Micro-Cap Fund                Pioneer Short-Term Income Trust
Pioneer Mid-Cap Fund
Pioneer Small Company Fund            Tax-Free
                                      Pioneer Tax-Free Income Fund

International/Global
Pioneer Emerging Markets Fund         Money Market Fund
Pioneer Europe Fund                   Pioneer Cash Reserves Fund
Pioneer Gold Shares
Pioneer Indo-Asia Fund
Pioneer International Growth Fund
Pioneer World Equity Fund

Growth and Income Funds
Pioneer Balanced Fund
Pioneer Equity-Income Fund
Pioneer Fund
Pioneer Real Estate Shares
Pioneer II

-------------------------------------------------------------------------------
PROGRAMS AND SERVICES FOR PIONEER SHAREOWNERS
-------------------------------------------------------------------------------

Your investment representative can give you additional information on Pioneer's programs and services. If you want to order literature on any of the following items directly, simply call Pioneer at 1-800-225-6292.

FactFone(SM)

Our automated account information service, available to you 24 hours a day, seven days a week. FactFone gives you a quick and easy way to check fund share prices, yields, dividends and distributions, as well as information about your own account. Simply call 1-800-225-4321. For specific account information, have your 13-digit account number and four-digit personal identification number at hand.

90-Day Reinstatement Privilege (for Class A Shares)

Enables you to reinvest all or a portion of the money you redeem from your Pioneer account - without paying a sales charge - within 90 days of your redemption. You have the choice of investing in any Pioneer fund, as long as you meet its minimum investment requirement.

Investomatic Plan

An easy and convenient way for you to invest on a regular basis. All you need to do is authorize a set amount of money to be moved out of your bank account into the Pioneer fund of your choice. Investomatic also allows you to change the dollar amount, frequency and investment date right over the phone. By putting aside affordable amounts of money regularly, you can build a long-term investment - without sacrificing your current standard of living.

Payroll Investment Program (PIP)

Lets you invest in a Pioneer fund directly through your paycheck. All that's involved is for your employer to fill out an authorization form allowing Pioneer to deduct from participating employees' paychecks. You specify the dollar amount you want to invest into the Pioneer fund(s) of your choice.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Automatic Exchange Program

A simple way to move money from one Pioneer fund to another over a period of time. Just invest a lump sum in one fund, and select the other Pioneer funds you wish to invest in. You choose the amounts and dates for Pioneer to sell shares of your original fund and use the proceeds to buy shares of the other funds you have chosen. Over time, your investment will be shifted out of the original fund. (Automatic Exchange is available for originating accounts with a balance of $5,000 or more.)

Directed Dividends

Lets you invest cash dividends from one Pioneer fund to an account in another Pioneer fund with no sales charge or fee. Simply fill out the applicable information on a Pioneer Account Options Form. (This program is available for dividend payments only; capital gains distributions are not eligible at this time.)

Direct Deposit

Lets you move money into your bank account using electronic funds transfer
(EFT). EFT moves your money faster than you would receive a check, eliminates unnecessary paper and mail, and avoids lost checks. Simply fill out a Pioneer Direct Deposit Form, giving your instructions.

Systematic Withdrawal Plan (SWP)

Lets you establish automatic withdrawals from your account at set intervals. You decide the frequency and the day of the month you want. Pioneer will send the proceeds by check to the address you designate, or electronically to your bank account. You also can authorize Pioneer to make the redemptions payable to someone else. (SWPs are available for accounts with a value of $10,000 or more.)

-------------------------------------------------------------------------------
RETIREMENT PLANS FROM PIONEER
-------------------------------------------------------------------------------

Pioneer has a long history of helping people work toward their retirement goals, offering plans suited to the individual investor and businesses of all sizes. For more information on Pioneer retirement plans, contact your investment professional, or call Pioneer at 1-800-622-0176.

Individual Retirement Account (IRA)

Traditional IRA

A Traditional IRA allows anyone under age 701/2 with earned income to contribute up to $2,000 annually. Spouses may contribute up to $2,000 annually into a separate IRA, for a total of $4,000 per year for a married couple. Earnings are tax-deferred, and contributions may be tax-deductible.

Roth IRA

Contributions, up to $2,000 a year per person in earned income, are not tax-deductible, but earnings are tax-free for qualified withdrawals. You can contribute beyond age 70-1/2.

401(k) Plan

The traditional 401(k) plan allows employees to make pre-tax contributions through payroll deduction, up to $9,500 per year or 25% of pay, whichever is less. Employers may contribute.

SIMPLE (Savings Incentive Match Plan for Employees)
401(k) or IRA Plan

Businesses with 100 or fewer eligible employees can establish either plan; both resemble the traditional 401(k), but with less testing and lower administration costs. Employees can make pre-tax contributions of up to $6,000 per year, and an employer contribution is required.

    Most retirement plan withdrawals must meet specific conditions to avoid penalties.

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403(b) Plan

Also known as a Tax-Sheltered Account (TSA), a 403(b) plan is available only to employees of public schools, not-for-profit hospitals and other tax-exempt organizations. A 403(b) plan lets employees set aside a portion of their salary, before taxes, through payroll deduction.

Simplified Employee Pension Plan (SEP)

SEPs let self-employed people and small-business owners make tax-deductible contributions of up to 15% of their income. Generally, employers must contribute the same percentage of pay for themselves and any eligible employees; contributions are made directly to employees' IRAs. SEPs are easy to administer and can be an especially good choice for firms with few or no employees.

Profit Sharing Plan

Profit sharing plans offer companies considerable flexibility, allowing them to decide each year whether a contribution will be made and how much, up to 15% of each participant's pay. These plans can include provisions for loans and vesting schedules.

Age-Weighted Profit Sharing Plan

Like traditional profit sharing plans, employer contributions are flexible, but age-weighted plans allocate contributions based on both age and salary. Age-weighted plans are designed for employers who want to maximize their own contributions while keeping contributions to employees affordable.

Money Purchase Pension Plan (MPP)

Money purchase plans are similar to profit-sharing plans, but allow for higher annual contributions - up to 25% of pay. MPPs aren't as flexible as profit sharing plans; a fixed percentage of pay must be contributed each year, determined when the plan is established. Businesses often set up both MPPs and profit sharing plans.

    Most retirement plan withdrawals must meet specific conditions to avoid penalties.

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HOW TO CONTACT PIONEER
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We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:

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
Account information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                               1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                            1-800-225-4321

Retirement plans information                                    1-800-622-0176

Telecommunications Device for the Deaf (TDD)                    1-800-225-1997

Write to us:

Pioneering Services Corporation
60 State Street
Boston, Massachusetts 02109

Our toll-free fax                                               1-800-225-4240

Our Internet e-mail address                               ask.pioneer@piog.com
(for general questions about Pioneer only)

Visit our web site:                                       www.pioneerfunds.com
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This report must be preceded or accompanied by a current Fund prospectus.

[Pioneer Logo]

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
 Pioneer Investment Management, Inc.
 60 State Street                            0199-5881
 Boston, Massachusetts 02109                (C)Pioneer Funds Distributor,Inc.
 www.pioneerfunds.com                       (Recycle Symbol)Printed on Recycled Paper
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